Grant Park Fund

Class A, B, Legacy 1, Legacy 2, Global 1, Global 2 and Global 3 Units

Monthly Performance Report • October 2019



Consider your alternatives. Invest smarter.®

GRANT PARK FUND®

This fund is closed to new investment.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. The information in this document is valid only as of the date hereof and may be changed without notice. This communication is confidential and is intended solely for the information of the person to whom it has been delivered.

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste. 600
Chicago, IL 60661

Market Commentary: October 2019

Overall Fund performance was negative, led by losses in the fixed income, currencies, grains and foods sectors. Gains in the equities, metals and energies sectors partially offset trading losses.

Negative fixed income performance was driven by positions in the German bund, Euro OAT futures and short sterling. Negative performance in currencies was driven by positions in the British pound, euro, Australian dollar, and Brazilian real. Gains from positions in the Mexican peso partially offset sector losses. The negative performance in grains and foods was led by positions in soybeans, soybean meal and coffee.

The equities sector performance was positive, led by positions in the Nikkei, EMINI MSCI EM and the OMX 30 indices. Losses from positions in the FTSE index offset some of the gains. Performance in the metals sector was positive and led by positions in gold, palladium and silver. Positive energies performance was driven by positions in gas oil and heating oil.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.33%	0.80%	2.01%	2.67%	-2.21%	0.98%	2.39%	1.95%	-1.44%	-1.59%			**4.14%**
	2000	**2001**	**2002**	**2003**	**2004**	**2005**	**2006**	**2007**	**2008**	**2009**	**2010**	**2011**	**2012**
	10.97%	7.00%	15.25%	20.03%	-7.58%	-3.44%	9.11%	12.63%	19.91%	-9.23%	4.45%	-12.95%	-6.13%
	2013	**2014**	**2015**	**2016**	**2017**	**2018**							
	-3.84%	6.66%	-12.41%	-0.78%	-3.12%	-9.92%							

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.39%	0.74%	1.96%	2.65%	-2.29%	0.98%	2.34%	1.89%	-1.49%	-1.64%			**3.64%**
	2003	**2004**	**2005**	**2006**	**2007**	**2008**	**2009**	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**
	7.66%	-8.40%	-4.25%	8.28%	11.76%	18.88%	-9.87%	3.80%	-13.52%	-6.74%	-4.44%	6.07%	-12.97%
	2016	**2017**	**2018**										
	-1.48%	-3.75%	-10.50%										

Legacy 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.14%	0.99%	2.17%	2.89%	-2.04%	1.14%	2.64%	2.14%	-1.30%	-1.41%			**6.08%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-3.39%	6.09%	-11.00%	-3.96%	-1.75%	8.64%	-10.44%	1.41%	-0.86%	-7.80%			

Legacy 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.16%	0.97%	2.09%	2.83%	-2.02%	1.12%	2.56%	2.12%	-1.28%	-1.42%			**5.79%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-3.55%	5.73%	-11.45%	-4.26%	-1.95%	8.55%	-10.66%	1.14%	-1.10%	-8.03%			

Global 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.10%	1.04%	2.09%	2.90%	-1.97%	1.19%	2.64%	2.18%	-1.21%	-1.37%			**6.42%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-4.32%	2.88%	-11.18%	-3.30%	-1.22%	9.34%	-10.46%	2.58%	-0.40%	-6.95%			

Global 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.12%	1.02%	2.15%	2.88%	-1.98%	1.17%	2.61%	2.16%	-1.23%	-1.38%			**6.29%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-4.64%	2.56%	-11.43%	-3.55%	-1.44%	9.14%	-10.64%	2.51%	-0.62%	-7.19%			

Global 3 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.26%	0.87%	2.08%	2.75%	-2.15%	1.04%	2.47%	2.02%	-1.37%	-1.53%			**4.87%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-6.04%	0.68%	-13.05%	-5.19%	-3.06%	7.46%	-12.16%	0.80%	-2.34%	-8.82%			

*All historical performance is available at www.grantparkfunds.com

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

A, B and Legacy Units

Trading Performance by Sector


10%
8%
6%
4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
October
2019

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
18%	15%	35%	13%	10%	9%

Global Units

Trading Performance by Sector


10%
8%
6%
4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
October
2019

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
18%	15%	35%	13%	10%	9%

Sector Positions at Month-End


Commodities 34%
Financials 66%
Energy 15%
Grains 10%
Metals 9%
Currencies 18%
Equities 35%
Fixed Income 13%
Nov 18
Dec 18
Jan 19
Feb 19
Mar 19
Apr 19
May 19
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Short position
Long position

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Statistics Since Inception - Class A Units[1] January 1989 - October 2019	
Total Fund Assets (A, B, Legacy, Global)	$65M
12-Month Return	4.02%
Average 12-Month Return	12.06%
36-Month Cumulative Return	-7.75%
60-Month Cumulative Return	-16.61%
Compounded Annualized ROR	8.60%
3-Year Compounded Annualized ROR	-2.65%
5-Year Compounded Annualized ROR	-3.57%
10-Year Compounded Annualized ROR	-3.57%
Worst Drawdown (12/08 - 1/19)	-40.54%
Worst Drawdown Last 5 Years (12/08 - 1/19)	-40.54%
Average 1-month Gain	5.49%
Average 1-month Loss	-3.84%
# of Winning Months	189
# of Losing Months	181

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] October 2009 - September 2019	
Moved in Opposite Directions	**44%**
Positive Results for Both	**37%**
Negative Results for Both	**19%**

[1] Class A Units closed to new investment.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.